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                                                                   EXHIBIT 10.26


                     FIRST AMENDMENT TO LOAN AND SECURITY
                   AGREEMENT AND CONDITIONS SUBSEQUENT RIDER
                   -----------------------------------------

     This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT AND CONDITIONS SUBSEQUENT RIDER (the "Amendment") is made and entered into as of October 9, 1998, by and among THE INTERCEPT GROUP, INC., a Georgia Corporation ("InterCept"), INTERCEPT SWITCH, INC., a Georgia Corporation ("ISI"), PROVESA, INC., a Georgia Corporation ("ProVesa"), PROVESA SERVICES, INC., a Georgia Corpration ("PSI"), (InterCept, ISI, ProVesa and PSI is each sometimes individually referred to herein as a "Borrower" and collectively as the "Borrowers"), and FIRST UNION NATIONAL BANK, a national banking association ("Bank").

     For the purpose of conforming the same to the intention of the parties and for other value received, it is hereby agreed (i) that certain Loan and Security Agreement, dated April 28, 1998 (the "Agreement"), among Borrowers and Bank, and
(ii) that certain Conditions Subsequent Rider to Loan and Security Agreement by and among First Union National Bank, The InterCept Group, Inc., InterCept Switch, Inc., ProVesa, Inc. and ProVesa Services, Inc., dated April 28, 1998 (the "Conditions Subsequent Rider"), among Borrowers and Bank, shall be amended and modified in the following particulars:

     1. Capitalized terms, as used herein, shall have the meaning set forth in the Agreement, unless the context otherwise requires.

     2. Sections 4.02 of Article IV of the Agreement is hereby amended by adding thereto the phrase "$4,000,000.00 individually or" following the phrase "Revolving Loans in excess of" in the third line thereof.

     3. Section 8.02 of Article VIII of the Agreement is hereby amended by deleting therefrom the number "$6,000,000" and inserting in lieu thereof the phrase and numbers "$4,000,000.00 in any single transaction or $6,000,000.00 in the aggregate for any transactions consummated in the same fiscal year."

     4. Section 9.03 of Article IX of the Agreement is hereby amended by deleting therefrom the number of "$16,000,000" and inserting in lieu thereof the number and phrase "$10,250,000.00 as of June 3,1998."

     5. Section 2.a. of the Conditions Subsequent Rider is hereby amended by deleting therefrom the number "$20,000,000.00" and inserting in lieu thereof the number "15,000,000.00."

     6. From and after the date hereof, the Agreement shall be deemed to mean the Agreement, as amended, and the Conditions Subsequent Rider shall be deemed to mean the Conditions Subsequent Rider, as amended.

     7. Each Borrower hereby reaffirms each of the agreements, covenants, and undertakings set forth in the Agreement, the Conditions Subsequent Rider and each and every other agreement,
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instrument and document executed in connection therewith or pursuant thereto as if each Borrower were making said agreements, covenants and undertakings on the date hereof.

     8. This Amendment represents a modification only and is not, and should not be construed as, a novation.

     9. Except as hereinabove set forth, the Agreement and the Conditions Subsequent Rider shall remain otherwise unmodified and in full force and effect, and all other documents, instruments and agreements executed in connection therewith or pursuant thereto shall remain in full force and effect.


                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment under hand and seal as of the date first above written.

                                 Borrowers:
                                 ---------

Attest:                          THE INTERCEPT GROUP, INC.


 /s/ Scott R. Meyerhoff          By:  /s/ John W. Collins
-----------------------------       ------------------------------------
                Secretary        Title:
                                       ---------------------------------

     [CORPORATE SEAL]

Attest:                          INTERCEPT SWITCH, INC.


 /s/ Scott R. Meyerhoff          By:  /s/ John W. Collins
-----------------------------       -------------------------------------
                Secretary        Title:
                                       ----------------------------------

     [CORPORATE SEAL]

Attest:                          PROVESA, INC.


 /s/ Scott R. Meyerhoff          By:  /s/ John W. Collins
-----------------------------       ------------------------------------
                Secretary        Title:
                                       ---------------------------------

     [CORPORATE SEAL]


Attest:                          PROVESA SERVICES, INC.


 /s/ Scott R. Meyerhoff          By:  /s/ John W. Collins
-----------------------------       ------------------------------------
                Secretary        Title:
                                       ---------------------------------

     [CORPORATE SEAL]

                                 Bank:
                                 ----

                                 FIRST UNION NATIONAL BANK


                                 By:  /s/ Richard Davis
                                    ------------------------------------
                                 Title:
                                       ---------------------------------

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